==============================================================================
                   U.S. Securities and Exchange Commission
                            Washington, D.C. 20549
              ---------------------------------------------------

                                   FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 1, 2000

                               MITY-LITE, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                      N/A
         (Former name or former address, if changed since last report)

==============================================================================

                                MITY-LITE, INC.

                                    INDEX



     Item 2.  Acquisition or Disposition of Assets. . . . . . . . . . 3

     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 2000, Mity-Lite, Inc. announced that the Company had entered into an agreement to acquire the remaining 50.1 percent of the stock of DO Group, Inc., a privately-held manufacturer of specialty office seating and office systems based in Elkhart, Indiana. DO Group markets its products under the Domore, DO3, JG and Corel tradenames. The transaction closed on April 1, 2000.

     The transaction calls for the exchange of approximately $2.2 million cash and 41,000 shares of Mity-Lite stock for the remaining 50.1 percent of DO Group stock from the DO Group shareholders. In addition, Mity-Lite will assume approximately $1.0 million in long-term debt. The acquisition will be treated for accounting purposes as a purchase. DO Group, Inc. will become a wholly owned subsidiary of Mity-Lite. For the twelve months ended March 31, 2000, DO Group will generate net sales of nearly $13 million. Attached hereto as Exhibit 2.12 is the Stock Purchase Agreement.


ITEM 7.  EXHIBITS.

(a) Financial statements of business acquired.

     Financial statements for DO Group, Inc., if required in connection with the acquisition of substantially all of DO Group's assets, will be filed by amendment within 60 days of when this Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

     Pro forma financial information for DO Group, Inc., if required in connection with the acquisition of substantially all of DO Group's assets, will be filed by amendment within 60 days of when this Report on Form 8-K is required to be filed.

(c) Exhibits

     2.12 Stock Purchase Agreement, By and Among DO Group Holding, Inc., David Kebrdle, Mary M. Kebrdle, Martha S. Federico, Estate of Chester E. Dekko, Dennis Kebrdle, Domenic Federico and Mity-Lite, Inc. dated March 17, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY-LITE, INC.


Date: April 14, 2000                      /s/ Bradley T Nielson
                                          -------------------------------
                                          Bradley T Nielson
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)